Fees Summary	Jun. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 243,463,637
Previously Paid Amount	27,620
Total Fee Amount	33,622.33
Total Offset Amount	0
Net Fee	$ 6,002.33